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                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                    APRIL 19, 1999
                         ----------------------------------
                  Date of Report (Date of earliest event reported)

                            FIRST CONSULTING GROUP, INC.
                         ----------------------------------
               (Exact name of registrant as specified in its charter)

          DELAWARE                 000-23651                     95-3539020
        ------------            --------------              --------------------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)

                                 111 W. OCEAN BLVD.
                                    FOURTH FLOOR
                               LONG BEACH, CA  90802
                        -----------------------------------
                      (Address of principal executive offices)

                                   (562) 624-5200
                        -----------------------------------
                (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

A.   JAMES A REEP, FIRST CONSULTING GROUP, INC. CHAIRMAN, DIES OF CANCER

     On April 19, 1999, First Consulting Group, Inc. (FCG) announced that James
A. Reep, the Chairman of FCG's Board of Directors, died of cancer. A press release relating to the event is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS

          Exhibit 99.1   Press Release dated April 19, 1999.


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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST CONSULTING GROUP, INC.
Date: April 19, 1999

                                   By:  /s/ Luther J. Nussbaum
                                        --------------------------------
                                          Luther J. Nussbaum
                                          Chief Executive Officer